UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  _______)
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☐	Preliminary Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

EPICEPT CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Contacts

EpiCept Corporation:	Investors:
777 Old Saw Mill River Road	Lippert/Heilshorn & Associates
Tarrytown, NY 10591	Kim Sutton Golodetz
Robert W. Cook	(212) 838-3777
(914) 606-3500	kgolodetz@lhai.com
rcook@epicept.com
or
Media:
Feinstein Kean Healthcare	Bruce Voss
Greg Kelley	(310) 691-7100
(617) 577-8110	bvoss@lhai.com
gregory.kelley@fkhealth.com
Notice of the Annual Meeting of Stockholders of EpiCept Corporation
TARRYTOWN, N.Y. (April 23, 2010) — With this notice, stockholders of EpiCept Corporation (Nasdaq and Nasdaq OMX Stockholm Exchange: EPCT) are invited to the Annual Meeting of Stockholders (the “Annual Meeting”) on June 3, 2010, at 10:00 a.m. Eastern time at the Dolce/IBM Palisades Executive Conference Center, 334 Route 9W, Palisades, New York 10964.
EpiCept stockholders of record at the close of business on April 19, 2010 (the “Record Date”) are entitled to vote at the Annual Meeting.
On or about April 23, 2010, a notice of the Annual Meeting with the 2010 Proxy Statement will be mailed to all EpiCept stockholders of record on the Record Date. Stockholders of record may grant a proxy with respect to their shares on the internet or by mail. Voting instructions appear on the proxy card attached to the 2010 Proxy Statement. EpiCept also mailed to stockholders holding shares traded on the Nasdaq OMX Stockholm Exchange a notice in Swedish containing instructions on how to access EpiCept’s 2009 Annual Report to Stockholders and its Proxy, as well as how to vote their shares online. If you are an EpiCept stockholder of record and did not receive a notice, please contact Mr. Robert Cook at (914) 606-3500.
Items to be Discussed During the Annual Meeting:
Item One:
The first item to be discussed is the election of two directors as Class II directors to hold office until the 2013 Annual Meeting and until their respective successors are elected and qualified. The two nominees for election at the Annual Meeting are listed below with brief biographies. They are both currently EpiCept directors.
Gerhard Waldheim has been a member of EpiCept’s board since July 2005. Since 2000, he has co-founded and built Petersen, Waldheim & Cie. GmbH, Frankfurt, which focuses on private equity and venture capital fund management, investment banking and related financial advisory services. Biotech and pharma delivery systems are among the focal points of the funds managed by his firm. Prior to that, Mr. Waldheim held senior executive and executive board positions with Citibank, RZB Bank Austria, BfG Bank in Germany and Credit Lyonnais in Switzerland; over the years, his banking focus covered lending, technology, controlling, investment banking and distressed equity. Prior to that, he worked for the McKinsey banking practice. He received an MBA from Harvard Business School in 1974 and a JD from the Vienna University School of Law in 1972.

A. Collier Smyth, M.D. has served as a member of EpiCept’s board of directors since April 2009, following his retirement from Bristol-Myers Squibb Company, or BMS, where he served as Senior Vice President of Medical Strategy, Oncology. Prior to his recent retirement from BMS, Dr. Smyth led oncology medical affairs in the United States, including the U. S. life-cycle development of paclitaxel (Taxol®), carboplatin (Paraplatin®) and ifosfamide (Ifex®). Most recently, he participated in the launch of multiple BMS oncology drugs, including cetuximab (Erbitux®), dasatinib (Sprycel®) and ixabepilone (Ixempra®). During his thirteen-year tenure with BMS, Dr. Smyth oversaw key aspects of medical strategy, medical liaison, medical information, clinical operations, regulatory affairs, quality assurance and compliance in the oncology division of BMS. At times, medical affairs for virology and immunoscience were added to his oncology responsibilities. Prior to joining BMS, Dr. Smyth served as vice president of medical affairs with American Oncology Resources, Inc., now U.S. Oncology, where he was responsible for establishing the strategic priorities of the country’s largest oncology physician group practice. Previously, Dr. Smyth was the founder and president of New Hampshire Oncology/Hematology, the first office-based medical oncology practice in New Hampshire. Dr. Smyth also serves on the Board of Directors of Ariad Pharmaceuticals, Inc.
The Board recommends that holders of EpiCept common stock vote for the election of Gerhard Waldheim and A. Collier Smyth.
Item Two:
The second item to be discussed is the ratification of the selection by the Audit Committee of the Company’s Board of Directors of Deloitte & Touche LLP as the independent registered public accounting firm for the year ending December 31, 2010. Deloitte & Touche LLP was EpiCept’s independent registered public accounting firm for the year ended December 31, 2009. The Board recommends that stockholders vote for the ratification of the selection of Deloitte & Touche LLP as EpiCept’s independent registered public accounting firm for the year ended December 31, 2010.
Documents:
Stockholders may obtain copies of EpiCept’s 2009 Annual Report and Proxy Statement on its website at www.epicept.com.
These documents will also be available at the Annual Meeting.
About EpiCept Corporation
EpiCept is focused on the development and commercialization of pharmaceutical products for the treatment of cancer and pain. The Company’s lead product is Ceplene®, which has been granted full marketing authorization by the European Commission for the remission maintenance and prevention of relapse in adult patients with Acute Myeloid Leukemia (AML) in first remission. The Company has two oncology drug candidates currently in clinical development that were discovered using in-house technology and have been shown to act as vascular disruption agents in a variety of solid tumors. The Company’s pain portfolio includes EpiCept™ NP-1, a prescription topical analgesic cream in late-stage clinical development designed to provide effective long-term relief of pain associated with peripheral neuropathies.
Forward-Looking Statements
This news release and any oral statements made with respect to the information contained in this news release contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements which express plans, anticipation, intent, contingency, goals, targets, future development and are otherwise not statements of historical fact. These statements are based on our current expectations and are subject to risks and uncertainties that could cause actual results or developments to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. Factors that may cause actual results or developments to differ materially include: the risk that Ceplene® will not receive regulatory approval or marketing authorization in the United States or Canada, the risk that Ceplene® will not achieve significant commercial success, the risk that any required post-approval clinical study for Ceplene® will not be successful, the risk that we will not be able to maintain our final regulatory approval or marketing authorization for Ceplene®, the risks associated with the adequacy of our existing cash resources and our ability to continue as a going concern, the risks associated with our ability to continue to meet our obligations under our existing debt agreements, the risk that Azixa™ will not receive regulatory approval or achieve significant commercial success, the risk that we will not receive any significant payments under our agreement with Myriad, the risk that the development of our other apoptosis product candidates will not be successful, the risk that we will not be able to find a buyer for our ASAP technology, the risk that clinical trials for EpiCeptTM NP-1 or crolibulin™ will not be successful, the risk that EpiCept NP-1 or crolibulin™ will not receive regulatory approval or achieve significant commercial success, the risk that we will not be able to find a partner to help conduct the Phase III trials for EpiCept NP-1 on attractive terms, a timely basis or at all, the risk that our other product candidates that appeared promising in early research and clinical trials do not demonstrate safety and/or efficacy in larger-scale or later stage clinical trials, the risk that we will not obtain approval to market any of our product candidates, the risks associated with dependence upon key personnel, the risks associated with reliance on collaborative partners and others for further clinical trials, development, manufacturing and commercialization of our product candidates; the cost, delays and uncertainties associated with our scientific research, product development, clinical trials and regulatory approval process; our history of operating losses since our inception; the highly competitive nature of our business; risks associated with litigation; and risks associated with our ability to protect our intellectual property. These factors and other material risks are more fully discussed in our periodic reports, including our reports on Forms 8-K, 10-Q and 10-K and other filings with the U.S. Securities and Exchange Commission. You are urged to carefully review and consider the disclosures found in our filings which are available at www.sec.gov or at www.epicept.com. You are cautioned not to place undue reliance on any forward-looking statements, any of which could turn out to be wrong due to inaccurate assumptions, unknown risks or uncertainties or other risk factors.
###
EPCT-GEN

*Azixa is a registered trademark of Myriad Genetics, Inc.

EPICEPT CORPORATION
777 OLD SAW MILL RIVER ROAD
TARRYTOWN,NY 10591
VOTE BY INTERNET — www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR the following:
		☐	☐	☐
1.	Election of Directors
Nominees

01	Gerhard Waldheim 02 A. Collier Smyth, M.D.

The Board of Directors recommends you vote FOR the following proposal(s):						For	Against	Abstain

2	The ratification of the selection by the Audit Committee of the Company’s Board of Directors of Deloitte & Touche LLP as the independent registered public accounting firm for the year ending December 31, 2010;					☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com.

EPICEPT CORPORATION
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS
June 3, 2010
The stockholder(s) hereby appoint(s) John V. Talley and Robert W. Cook, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all the shares of Common Stock of EpiCept Corporation that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m. (Eastern Daylight Time) on June 3, 2010, at the Dolce/IBM Palisades Executive Conference Center, 334 Route 9W, Palisades, NY 10964, and any adjournment or postponement thereof.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, FOR THE SECOND PROPOSAL AND, IN THE DISCRETION OF THE PROXIES NAMED, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.
Continued and to be signed on reverse side

*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials

EPICEPT CORPORATION

EPICEPT CORPORATION
777 OLD SAW MILL RIVER ROAD
TARRYTOWN, NY 10591

Meeting Information
Meeting Type: Annual Meeting
For holders as of: April 19, 2010
Date: June 3, 2010 Time: 10:00 AM EST

Location:	Dolce/IBM Palisades
Executive Conference Center
334 Route 9W
Palisades, NY 10964
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the Reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
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Proxy Materials Available to VIEW or RECEIVE:
1. Annual Report     2. Notice & Proxy Statement
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Voting items
The Board of Directors recommends
that you vote FOR the following:
1. Election of Directors
    Nominees
01 Gerhard Waldheim 02 A. Collier Smyth, M.D.
The Board of Directors recommends you vote FOR the following proposal(s):
2. The ratification of the selection by the Audit Committee of the Company’s Board of Directors of Deloitte & Touche LLP as the independent registered public accounting firm for the year ending December 31, 2010;